Exhibit 99.2

AMENDED AND RESTATED BYLAWS

OF

AMERICAN VANGUARD CORPORATION,

a Delaware Corporation

(Adopted and effective as of ~~June 5, 2014)~~ [])

ARTICLE I

Offices

Section 1.01 REGISTERED OFFICE. The registered office of American Vanguard Corporation (the “Corporation”) in the State of Delaware ~~is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware, and the name of the registered agent at that address is The Prentice-Hall Corporation System, Inc. The~~shall be as determined by the Board of Directors of the Corporation (the “Board”) ~~may change the registered agent~~from time to time in the manner required by law.

Section 1.02 PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at ~~4695 MacArthur Boulevard, Suite 1200, Newport Beach, California 92660.~~such place as the Board may from time to time determine. The Board may change the location of said principal executive office.

Section 1.03 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

Section 2.01 ANNUAL MEETINGS. ~~The annual meeting of stockholders of the Corporation shall be held on such date and at such time as the Board shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 and any other proper business may be transacted.~~

(a) The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board shall fix.

(b) Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (1) pursuant to the Corporation’s proxy materials with respect to such meeting, (2) by or at the direction of the Board, or (3) by any stockholder of record of the Corporation (a “Record Stockholder”) at the time of the giving of the notice required under Section 2.01(c), who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.01. For the avoidance of doubt, the foregoing clause (3) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(c) For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (3) of Section 2.01(b): (1) the Record Stockholder must have given timely notice thereof in writing to the Secretary; (2) any such business must be a proper matter for stockholder action under Delaware law; and (3) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 2.01(c), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (x) the 90th day before such annual meeting and (y) the 10th day following the day on which Public Announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there has been no Public Announcement naming all of the nominees for director or indicating the increase in the size of the Board made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.

(d) Such Record Stockholder’s notice shall set forth:

(i) if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director: (x) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; (y) such person’s consent to serve as a director if elected; and (z) a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board, in accordance with the procedures established by the Corporate Governance and Nominating Committee.

(ii) as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(iii) as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Party”):

(A) the name and address of each such Party;

(B) (i) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such Party, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such Party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which either Party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (iv) any short interest in any security of the Corporation held by each such Party (for purposes of the foregoing, a Party is deemed to have a short interest in a security if such Party directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (v) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such Party that are separated or separable from the underlying shares of the Corporation, (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either Party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (vii) any performance-related fees (other than an asset-based fee) that each such Party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such Party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting);

(C) any other information relating to each such Party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

(D) a statement whether or not each such Party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).

(e) A person is not eligible for election or re-election as a director at an annual meeting unless (x) the person is nominated by a Record Stockholder in accordance with clause (3) of Section 2.01(b) or (y) the person is nominated by or at the direction of the Board. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.01. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(f) For purposes of these Bylaws, “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(g) Notwithstanding the foregoing provisions of this Section 2.01, a stockholder must also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 2.01. Nothing in this Section 2.01 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.02 SPECIAL MEETINGS. ~~Special meetings of stockholders for any purpose may be called at any time by a majority of the Board, the Chairman of the Board, the President or the Secretary. Special meetings may not be called by any other person. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.~~

(a) Special meetings of the stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer, the Secretary or the Board acting pursuant to a resolution adopted by a majority of the Whole Board. Special meetings may not be called by any other person. For purposes of these Bylaws, the term “Whole Board” means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board may postpone or reschedule any previously scheduled special meeting.

(b) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (x) by or at the direction of the Board or (y) by any stockholder of record at the time of giving of notice provided for in this Section 2.02(b), who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 2.01(d)(i) and Section 2.01(d)(iii). Nominations by stockholders of persons for election to the Board may be made at such a special meeting of stockholders only if such stockholder of record’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Article II.

(c) Notwithstanding the foregoing provisions of this Section 2.02, a stockholder must also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 2.02. Nothing in this Section 2.02 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.03 PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

Section 2.04 NOTICE OF MEETINGS. ~~Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special~~

(a) Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than 10 nor more than ~~sixty~~60 days before the date of the meeting, to each stockholder ~~of record~~ entitled to vote at such meeting ~~by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post-office address furnished by him to the Secretary for such purpose or, if he shall not have furnished to the Secretary his address for such purpose, then at his post-office address last known to the Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable or wireless. Except as otherwise expressly required by law, the notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose for which the meeting is called~~as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law or the Certificate. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable ~~Delaware~~ law or who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. ~~Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders~~

(b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time ~~and place thereof~~, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken~~.~~ ; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, in accordance with applicable law, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.05 CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board if he is willing, and if not, then the ~~President~~Chief Executive Officer. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board or ~~President~~the Chief Executive Officer, as the case may be, shall act as secretary of the meeting. The chairman of the meeting shall have the power to adjourn any meeting of stockholders.

Section 2.06 QUORUM. At any meeting of stockholders, the presence, in person or by proxy, of the holders ~~of record~~ of a majority of the voting power of all shares ~~then issued and outstanding and~~ entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that this Section 2.06 shall not affect any different requirement which may exist under statute, the rules of any stock exchange upon which the Corporation’s securities are listed, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation (as may be amended, restated or modified, the “Certificate”) for the vote necessary for the adoption of any measure governed thereby. ~~In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn~~If a quorum shall fail to attend any meeting, the meeting may be adjourned to another place, if any, date or time by the chairman of the meeting or by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote who are present, in person or by proxy, at the meeting ~~from time to time until a quorum is attained~~. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.07 VOTES REQUIRED. A majority of the votes cast affirmatively or negatively at a duly called meeting of stockholders, at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless the vote of a greater or different number thereof is required by statute, the rules of any stock exchange upon which the Corporation’s securities are listed, by the rights of any authorized class of stock or by the Certificate. Unless the Certificate or a resolution of the Board adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 2.08 PROXIES. ~~A~~At any meeting of the stockholders, every stockholder entitled to vote may vote ~~the shares owned of record by him either~~ in person or by proxy ~~executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No~~. Any such proxy shall be authorized by an instrument in writing or by a transmission permitted by law, in each case, filed in accordance with the procedure established for the meeting. No such proxy shall be valid after 3 years from its date, unless the proxy provides for a longer period. ~~Each~~Any such proxy shall be ~~in writing,~~ subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

Section 2.09 LIST OF STOCKHOLDERS. The ~~Secretary of the~~ Corporation shall prepare and make (or cause to be prepared and made), at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Nothing in this Section 2.09 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting~~, during ordinary business hours,~~ for a period of at least 10 days prior to the meeting~~, either at a place within the city where the meeting is to be held, which place shall be specified in~~: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or~~, if not so specified~~ (ii) during ordinary business hours, at the principal place ~~where the meeting is to be held~~of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

Section 2.10 INSPECTORS OF ELECTION.

(a) In advance of any meeting of stockholders, the ~~Board may~~Corporation may, and to the extent required by law, shall, appoint Inspectors of Election to act at such meeting or at any adjournments thereof and make a written report thereof. The Corporation may designate one or more alternate Inspectors to replace any Inspector who fails to act. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may ~~(and, upon the demand of any stockholder or stockholder’s proxy, shall)~~and, to the extent required by law, shall, make such an appointment. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

(b) The number of Inspectors of Election shall be 1 or 3. If there are 3 Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

(c) The Inspectors of Election shall ~~determine~~: ascertain the number of shares outstanding, the voting power of each~~,~~; the shares represented at the meeting~~, the existence of a quorum~~ and the ~~authenticity,~~ validity ~~and effect~~ of proxies~~; they shall receive~~ and ballots; count all votes~~,~~ and ballots ~~or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them~~; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the Inspectors; certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist the Inspectors in the performance of the duties of the Inspectors.

ARTICLE III

Directors

Section 3.01 GENERAL POWERS. Subject to any requirements in the Certificate or the Bylaws, and of applicable law as to actions which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the directors shall have the following powers, to wit:

First - To select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Certificate or the Bylaws and fix their compensation.

Second - To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, or with the Certificate or the Bylaws, as they may deem best.

Third - To change the location of the registered office of the Corporation ~~in Section 1.01~~; to change the principal executive office for the transaction of the business of the Corporation from one location to another ~~as provided in Section 1.02~~; to fix and locate, from time to time, one or more subsidiary offices of the Corporation within or without the State of Delaware as provided in Section 1.03; to designate any place within or without the State of Delaware for the holding of any stockholders’ meeting; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates, from time to time, and in their judgment as they may deem best; provided, however, that such seal and such certificates shall at all times comply with the law.

Fourth - To authorize the issuance of shares of stock of the Corporation, from time to time, upon such terms and for such considerations as may be lawful.

Fifth - To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor.

Section 3.02 NUMBER AND TERM OF OFFICE. The authorized number of directors of the Corporation shall not be less than three (3) nor more than nine (9) until this section is amended by a resolution duly adopted by the Board or by the stockholders, in either case in accordance with the provisions of the Certificate. The actual number of directors which shall constitute the ~~w~~Whole Board shall be fixed from time to time by resolution duly adopted by the Board or by the stockholders. Directors need not be stockholders. Each of the directors shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign or shall have been removed ~~in the manner hereinafter provided~~. Directors shall hold office for a term of one year and until their successors shall be duly elected and qualified.

Section 3.03 ELECTION OF DIRECTORS. ~~Except as provided in this Section 3.03, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that, in the event that the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast against that director.~~

(a) A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which: (i) the Secretary receives a notice that a stockholder has nominated a person for election to the Board in compliance with the notice procedures set forth in Article II; and (ii) such nomination has not been withdrawn by such stockholder on or before the 10th day before the Corporation first gives notice of such meeting to the stockholders.

(b) The Corporate Governance and Nominating Committee has established procedures under which any director who is not so elected shall offer to tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. ~~Directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified.~~

Section 3.04 RESIGNATIONS. Any director may resign at any time by giving ~~written~~ notice to the Board or to the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.05 VACANCIES. Except as otherwise provided in the Certificate, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by the vote of the majority of the remaining directors, although less than a quorum.

Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 3.06 PLACE OF MEETING, ETC. The Board or any committee thereof may hold any of its meetings at any place, within or without the State of Delaware, as the Board or such committee may, from time to time, by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or ~~similar~~other communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.07 FIRST MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 3.08 REGULAR MEETING. Regular meetings of the Board may be held at such times as the Board shall, from time to time, by resolution determine. If any date fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 3.09 SPECIAL MEETING. Special meetings of the Board for any purpose ~~shall~~may be called at any time by the Chairman of the Board ~~or, if he is absent, unable, or refuses to act, by the President or, if he is absent, unable, or refuses to act, by any Vice President, Secretary or by any two directors. Except as otherwise provided by law of by the Bylaws, written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not so shown on such records~~, the Chief Executive Officer or by any two directors and shall be held at such place, if any, on such date, and ~~is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the county in which the principal executive office for the transaction of business of the Corporation is located at least forty-eight hours prior to the time of the holding of the meeting. In case such notice is delivered personally as above provided, it shall be so delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director~~at such time as they or he or she shall fix. Notice of the place, if any, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before such meeting or by electronic transmission of the same not less than 24 hours before such meeting. Except where otherwise required by law or by the Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.10. QUORUM AND MANNER OF ACTING. Except as otherwise provided in the Bylaws, the Certificate, or by applicable law, the presence of a majority of the ~~total number of directors~~Whole Board shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same, from time to time, until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 3.11 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be~~, and such consent is filed with the minutes of proceedings of the Board or committee~~.

Section 3.12. COMPENSATION. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board, and in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

Section 3.13. COMMITTEES. The Board may, by resolution passed by the affirmative vote of a majority of the ~~w~~Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. ~~Any such committee may keep written minutes of its meetings and shall report on its meetings to the Board at the next regular meeting of the Board.~~

Section 3.14 EXECUTIVE COMMITTEE. Between meetings of the Board, the Executive Committee (if any) shall have, unless otherwise provided by resolution of the Board, all the powers and exercise all the duties of the Board in the management of the business of the Corporation that may lawfully be delegated to it by the Board.

Section 3.15 MEETINGS OF COMMITTEES. Each committee of the Board shall fix its own rules of procedure consistent with the provisions of applicable law and of any resolutions of the Board governing such committee. Each committee shall meet as provided by such rules or such resolution of the Board. Unless otherwise provided by such rules or by such resolution, the provisions of the Bylaws under Article III entitled “Directors” relating to the place of holding meetings and the notice required for meetings of the Board shall govern the place of meetings and notice of meetings for committees of the Board. A majority of the members of each committee shall constitute a quorum thereof, except that when a committee consists of 1 member, then the 1 member shall constitute a quorum. In the absence of a quorum, a majority of the members present at ~~the time and place of any~~such meeting may adjourn the meeting from time to time until a quorum shall be present and the meeting may be held as adjourned without further notice or waiver. Except in cases where it is otherwise provided by the rules of such committee or by a resolution of the Board, the vote of a majority of the members present at a duly constituted meeting at which a quorum is present shall be sufficient to pass any measure by the committee. Any such committee may keep written minutes of its meetings and, upon request by the Board, report on its meetings.

ARTICLE IV

Officers

Section 4.01 DESIGNATION, ELECTION, AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a ~~President~~Chief Executive Officer, a chief financial officer, such vice presidents as the Board deems appropriate, and a Secretary. These officers shall be elected annually by the Board at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. In its discretion, the Board may leave unfilled for any period it may fix any office to the extent allowed by law. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

Section 4.02 CHAIRMAN OF THE BOARD. The Chairman of the Board shall, subject to the power and authority of the Board, have general direction of the affairs of the Corporation. In addition to the above duties, he shall have such other duties as may, from time to time, be assigned to him by the Board.

Section 4.03 ~~PRESIDENT~~CHIEF EXECUTIVE OFFICER. Except to the extent that the Bylaws or the Board assign specific powers and duties to the Chairman of the Board, the ~~President shall be the Corporation’s~~ Chief Executive Officer ~~and~~, subject to the control of the Board, shall have general charge, supervision, and control over the Corporation’s assets, businesses, operations, and its officers. The managerial powers and duties of the ~~President~~Chief Executive Officer include, but are not limited to, all of the general powers and duties of management usually vested in the office of ~~a president~~the Chief Executive Officer of a corporation, and the making of reports to the Board and stockholders.

Section 4.04 EXECUTIVE VICE PRESIDENT. The Board may appoint an Executive Vice President, who shall be accountable to the ~~President~~Chief Executive Officer. He shall perform such duties as may be assigned to him, from time to time, by the Board in its enabling resolution and by the ~~President~~Chief Executive Officer.

Section 4.05 VICE PRESIDENT/CHIEF FINANCIAL OFFICER. The chief financial officer of the Corporation shall be a vice president. He shall report to the Chairman of the Board or the ~~President~~Chief Executive Officer and be responsible for the management and supervision of all financial matters and for the financial growth and stability of the Corporation. In addition, he shall have the duties usually vested in the treasurer’s office of a corporation.

Section 4.06 VICE PRESIDENTS. Vice Presidents of the Corporation that are elected by the Board shall perform such duties as may be assigned to them, from time to time, by the ~~President~~Chief Executive Officer. Such vice presidents may be designated as Group Vice Presidents, Senior Vice Presidents or other appropriate designations given by the Board in its enabling resolutions.

Section 4.07 SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board and all committee meetings. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board to sign and seal. He also shall perform such other duties as may be assigned to him, from time to time, by the Chairman of the Board or the Board.

Section 4.08 OTHER OFFICERS. The Board may also elect one or more Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers.

Section 4.09 WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. ~~In the case of the absence or disability of an officer or for any other reason that may seem sufficient to the Board, the Board, or any officer designated by it, or the Chairman of the Board may, for the time of the absence or disability,~~The Board (or its designee) may from time to time delegate ~~such officer’s duties and~~the powers or duties of any officer to any other ~~officer of the Corporation.~~ officers or agents, notwithstanding any provision hereof.

Section 4.10 RESIGNATIONS. Any officer may resign at ~~anytime~~any time by giving ~~written~~ notice to the Board, to the Chairman of the Board, to the ~~President~~Chief Executive Officer, or to the Secretary. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

Section 4.11 REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the ~~entire~~Whole Board.

ARTICLE V

Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 5.01 EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by the Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

Section 5.03 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such powers shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the ~~President~~Chief Executive Officer, any Vice President or the chief financial officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, sign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

Section 5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may, from time to time, authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of the Bylaws as it may deem expedient.

ARTICLE VI

Indemnification

Section 6.01 INDEMNIFICATION. Except to the extent prohibited by then applicable law, the Corporation (i) shall indemnify and hold harmless each person who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise (any such action, suit or proceeding being hereafter in this Article referred to as a “proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; and (ii) may indemnify and hold harmless each person who was or is a party to, or is threatened to be made a party to, any such proceeding by reason of the fact that such person is or was an employee or agent of the Corporation, is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or was an employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of any enterprise at the request of such corporation (any such person being hereafter in this Article referred to as an “indemnifiable party”). Where required by law, the indemnification provided for in this Article shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that the indemnification of the indemnifiable party is proper in the circumstances. The Corporation shall advance to indemnifiable parties expenses incurred in defending any proceeding prior to the final disposition thereof except to the extent prohibited by then applicable law. This Article shall create a right of indemnification for each such indemnifiable party whether or not the proceeding to which the indemnification relates arose in whole or in part prior to adoption of this Article (or the adoption of the comparable provisions of the Bylaws of the Corporation’s predecessor corporation) and, in the event of the death of an indemnifiable party, such right shall extend to such indemnifiable party’s legal representatives. The right of indemnification hereby given shall not be exclusive of any right such indemnifiable party may have, whether by law or under any agreement, insurance policy, vote of the Board or stockholders, or otherwise. The Corporation shall have power to purchase and maintain insurance on behalf of any indemnifiable party against any liability asserted against or incurred by the indemnifiable party in such capacity or arising out of the indemnifiable party’s status as such whether or not the Corporation would have the power to indemnify the indemnifiable party against such liability.

ARTICLE VII

Stock

Section 7.01 CERTIFICATES. The shares of the Corporation shall be represented by certificates, provided, that the Board ~~of Directors~~ may provide by resolution that any or all classes of its stock may be uncertificated shares. Any such resolution shall not apply to shares represented by certificates until any such certificate is surrendered to the Corporation. Each holder of stock represented by certificates shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by any two of the Chairman of the Board ~~and the President, together with the Secretary or Assistant Secretary~~, the Chief Executive Officer, the Secretary, the Assistant Secretary or any other authorized officers of the Corporation. Any or all of the signatures on any certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

Section 7.02 TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation’s registrar if the Corporation has a registrar or, if uncertificated, by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the Corporation or its transfer agent may reasonably require. The Board shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation’s stock as it may deem expedient.

Section 7.03 TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

Section 7.04 STOCK LEDGERS. ~~Original~~One or ~~duplicate~~more stock ledgers, containing the names and addresses of the stockholders of record of the Corporation and the number of shares of each class of stock held by them, shall be ~~kept at the principal executive office~~administered by or on behalf of the Corporation ~~or at the office of its transfer agent or registrar.~~ .

Section 7.05 RECORD DATES. ~~The Board shall fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board.~~

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 7.05(a) at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by consent shall, by written notice to the Secretary, request the Board to fix a record date. The Board shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Section 7.05(b)). If no record date has been fixed by the Board within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 7.06 NEW CERTIFICATES. In case any certificate of stock is lost, stolen, mutilated, or destroyed, the Board may authorize the issuance of a new certificate in place thereof upon such terms and conditions as it may deem advisable; or the Board may delegate such power to the Secretary; but the Board, Secretary, or agents, in their discretion, may refuse to issue such a new certificate unless the Corporation is ordered to do so by a court of competent jurisdiction.

ARTICLE VIII

General Provisions

Section 8.01 DIVIDENDS. Subject to limitations contained in Delaware ~~L~~law and the Certificate, the Board may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation, or other property.

Section 8.02 VOTING OF STOCK IN OTHER ~~CORPORATIONS~~ENTITIES. Any shares of stock or other equity interests in other corporations or ~~associations~~entities which may, from time to time, be held by the Corporation, may be represented and voted at any of the meetings of stockholders~~’ meetings~~ or other equity holders thereof by the Chairman of the Board. The Board, however, may by resolution appoint some other person or persons to vote such shares~~, in which case such person or persons shall be entitled to vote such shares upon the production of a certified copy of such resolution~~.

Section 8.03 AMENDMENTS. These Bylaws may be adopted, repealed, rescinded, altered, or amended only as provided in the Certificate.

Restated & Adopted: ~~June 5, 2014~~[●]